Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 19,495	100.0	$ 17,877	100.0	9.1
Cost of products sold	6,039	31.0	5,489	30.7	10.0
Selling, marketing and administrative expenses	5,481	28.1	5,376	30.1	2.0
Research and development expense	2,005	10.3	1,946	10.9	3.0
In-process research and development	4	0.0	—	—
Interest (income) expense, net	114	0.6	101	0.6
Other (income) expense, net	226	1.1	172	0.9
Earnings before provision for taxes on income	5,626	28.9	4,793	26.8	17.4
Provision for taxes on income	1,300	6.7	960	5.4	35.4
Net earnings	$ 4,326	22.2	$ 3,833	21.4	12.9

Net earnings per share (Diluted)	$ 1.51		$ 1.33		13.5

Average shares outstanding (Diluted)	2,874.2		2,893.0

Effective tax rate	23.1%		20.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,050	31.0	$ 5,359	30.0	12.9
Net earnings	$ 4,775	24.5	$ 4,289	24.0	11.3
Net earnings per share (Diluted)	$ 1.66		$ 1.48		12.2
Effective tax rate	21.1%		20.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 37,610	100.0	$ 35,382	100.0	6.3
Cost of products sold	11,494	30.6	11,043	31.2	4.1
Selling, marketing and administrative expenses	10,664	28.3	10,599	30.0	0.6
Research and development expense	3,836	10.2	3,730	10.5	2.8
In-process research and development	22	0.1	64	0.2
Interest (income) expense, net	232	0.6	205	0.6
Other (income) expense, net	312	0.8	687	1.9
Earnings before provision for taxes on income	11,050	29.4	9,054	25.6	22.0
Provision for taxes on income	1,997	5.3	1,724	4.9	15.8
Net earnings	$ 9,053	24.1	$ 7,330	20.7	23.5

Net earnings per share (Diluted)	$ 3.15		$ 2.55		23.5

Average shares outstanding (Diluted)	2,875.5		2,878.8

Effective tax rate	18.1%		19.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 11,610	30.9	$ 10,429	29.5	11.3
Net earnings	$ 9,201	24.5	$ 8,396	23.7	9.6
Net earnings per share (Diluted)	$ 3.20		$ 2.92		9.6
Effective tax rate	20.7%		19.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,320	1,326	(0.5)%	(0.5)	—
International	2,424	2,332	3.9	5.8	(1.9)
	3,744	3,658	2.4	3.6	(1.2)

Pharmaceutical
U.S.	4,613	3,377	36.6	36.6	—
International	3,896	3,648	6.8	6.9	(0.1)
	8,509	7,025	21.1	21.1	0.0

Med Devices & Diagnostics
U.S.	3,199	3,243	(1.4)	(1.4)	—
International	4,043	3,951	2.3	2.6	(0.3)
	7,242	7,194	0.7	0.9	(0.2)

U.S.	9,132	7,946	14.9	14.9	—
International	10,363	9,931	4.4	5.0	(0.6)
Worldwide	$ 19,495	17,877	9.1%	9.4	(0.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,629	2,674	(1.7)%	(1.7)	—
International	4,672	4,659	0.3	3.3	(3.0)
	7,301	7,333	(0.4)	1.5	(1.9)

Pharmaceutical
U.S.	8,353	6,848	22.0	22.0	—
International	7,654	6,945	10.2	11.6	(1.4)
	16,007	13,793	16.1	16.8	(0.7)

Med Devices & Diagnostics
U.S.	6,354	6,449	(1.5)	(1.5)	—
International	7,948	7,807	1.8	3.6	(1.8)
	14,302	14,256	0.3	1.3	(1.0)

U.S.	17,336	15,971	8.5	8.5	—
International	20,274	19,411	4.4	6.4	(2.0)
Worldwide	$ 37,610	35,382	6.3%	7.4	(1.1)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,132	7,946	14.9%	14.9	—

Europe	5,056	4,672	8.2	4.1	4.1
Western Hemisphere excluding U.S.	1,863	1,905	(2.2)	6.5	(8.7)
Asia-Pacific, Africa	3,444	3,354	2.7	5.3	(2.6)
International	10,363	9,931	4.4	5.0	(0.6)

Worldwide	$ 19,495	17,877	9.1%	9.4	(0.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 17,336	15,971	8.5%	8.5	—

Europe	9,941	9,153	8.6	5.3	3.3
Western Hemisphere excluding U.S.	3,558	3,688	(3.5)	6.8	(10.3)
Asia-Pacific, Africa	6,775	6,570	3.1	7.7	(4.6)
International	20,274	19,411	4.4	6.4	(2.0)

Worldwide	$ 37,610	35,382	6.3%	7.4	(1.1)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter			% Incr. /
(Dollars in Millions Except Per Share Data)	2014		2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,626		4,793	17.4%

Litigation expenses	276		375

Synthes integration/transaction costs	144		122

In-process research and development	4		—

DePuy ASRTM Hip program	—		69

Other	—		—

Earnings before provision for taxes on income - as adjusted	$ 6,050		5,359	12.9%

Net Earnings - as reported	$ 4,326		3,833	12.9%

Litigation expenses	342	(1)	308

Synthes integration/transaction costs	104		87

In-process research and development	3		—

DePuy ASRTM Hip program	—		61

Tax benefit associated with Conor Medsystems	—		—

Other	—		—

Net Earnings - as adjusted	$ 4,775		4,289	11.3%

Diluted Net Earnings per share - as reported	$ 1.51		1.33	13.5%

Litigation expenses	0.12		0.10

Synthes integration/transaction costs	0.03		0.03

In-process research and development	—		—

DePuy ASRTM Hip program	—		0.02

Tax benefit associated with Conor Medsystems	—		—

Other	—		—

Diluted Net Earnings per share - as adjusted	$ 1.66		1.48	12.2%

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD			% Incr. /
(Dollars in Millions Except Per Share Data)	2014		2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 11,050		9,054	22.0%

Litigation expenses	276		904

Synthes integration/transaction costs	262		380

In-process research and development	22		64

DePuy ASRTM Hip program	—		82

Other	—		(55)

Earnings before provision for taxes on income - as adjusted	$ 11,610		10,429	11.3%

Net Earnings - as reported	$ 9,053		7,330	23.5%

Litigation expenses	342	(1)	699

Synthes integration/transaction costs	188		270

In-process research and development	16		42

DePuy ASRTM Hip program	—		91

Tax benefit associated with Conor Medsystems	(398)		—

Other	—		(36)

Net Earnings - as adjusted	$ 9,201		8,396	9.6%

Diluted Net Earnings per share - as reported	$ 3.15		2.55	23.5%

Litigation expenses	0.12		0.24

Synthes integration/transaction costs	0.06		0.09

In-process research and development	0.01		0.02

DePuy ASRTM Hip program	—		0.03

Tax benefit associated with Conor Medsystems	(0.14)		—

Other	—		(0.01)

Diluted Net Earnings per share - as adjusted	$ 3.20		2.92	9.6%

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$107	106	0.9%	0.9%	—%
Intl	500	480	4.2	8.6	(4.4)
WW	607	586	3.6	7.2	(3.6)

ORAL CARE
US	142	149	(4.7)	(4.7)	—
Intl	271	257	5.4	7.3	(1.9)
WW	413	406	1.7	2.9	(1.2)

OTC
US	316	290	9.0	9.0	—
Intl	687	641	7.2	7.4	(0.2)
WW	1,003	931	7.7	7.8	(0.1)

SKIN CARE
US	506	463	9.3	9.3	—
Intl	462	445	3.8	4.2	(0.4)
WW	968	908	6.6	6.8	(0.2)

WOMEN'S HEALTH
US	11	84	(86.9)	(86.9)	—
Intl	331	327	1.2	5.4	(4.2)
WW	342	411	(16.8)	(13.5)	(3.3)

WOUND CARE/OTHER
US	238	234	1.7	1.7	—
Intl	173	182	(4.9)	(4.4)	(0.5)
WW	411	416	(1.2)	(1.0)	(0.2)

TOTAL CONSUMER
US	1,320	1,326	(0.5)	(0.5)	—
Intl	2,424	2,332	3.9	5.8	(1.9)
WW	$3,744	3,658	2.4%	3.6%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,853	1,578	17.4%	17.4%	—%
Intl	778	663	17.3	19.1	(1.8)
WW	2,631	2,241	17.4	17.9	(0.5)
REMICADE
US	1,021	926	10.3	10.3	—
US Exports (4)	357	332	7.5	7.5	—
Intl	426	414	2.9	6.3	(3.4)
WW	1,804	1,672	7.9	8.7	(0.8)
SIMPONI/SIMPONI ARIA
US	132	87	51.7	51.7	—
Intl	150	88	70.5	71.3	(0.8)
WW	282	175	61.1	61.5	(0.4)
STELARA
US	343	233	47.2	47.2	—
Intl	185	138	34.1	31.4	2.7
WW	528	371	42.3	41.3	1.0
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	17	23	(26.1)	(22.7)	(3.4)
WW	17	23	(26.1)	(22.7)	(3.4)

INFECTIOUS DISEASES
US	1,020	259	*	*	—
Intl	742	711	4.4	3.5	0.9
WW	1,762	970	81.6	80.9	0.7
EDURANT
US	6	3	100.0	100.0	—
Intl	86	53	62.3	57.7	4.6
WW	92	56	64.3	60.0	4.3
INCIVO
US	—	—	—	—	—
Intl	97	172	(43.6)	(42.5)	(1.1)
WW	97	172	(43.6)	(42.5)	(1.1)
OLYSIO/SOVRIAD
US	725	—	*	*	—
Intl	106	—	*	*	0.0
WW	831	—	*	*	0.0
PREZISTA
US	239	196	21.9	21.9	—
Intl	253	239	5.9	4.7	1.2
WW	492	435	13.1	12.4	0.7
OTHER INFECTIOUS DISEASES
US	50	60	(16.7)	(16.7)	—
Intl	200	247	(19.0)	(19.6)	0.6
WW	250	307	(18.6)	(19.0)	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$600	626	(4.2)%	(4.2)%	—%
Intl	1,027	1,054	(2.6)	(2.4)	(0.2)
WW	1,627	1,680	(3.2)	(3.1)	(0.1)
CONCERTA/METHYLPHENIDATE
US	28	85	(67.1)	(67.1)	—
Intl	117	130	(10.0)	(8.3)	(1.7)
WW	145	215	(32.6)	(31.6)	(1.0)
INVEGA
US	89	76	17.1	17.1	—
Intl	69	74	(6.8)	(7.5)	0.7
WW	158	150	5.3	5.0	0.3
INVEGA SUSTENNA/XEPLION
US	202	158	27.8	27.8	—
Intl	192	132	45.5	42.3	3.2
WW	394	290	35.9	34.4	1.5
RISPERDAL CONSTA
US	110	107	2.8	2.8	—
Intl	192	229	(16.2)	(17.7)	1.5
WW	302	336	(10.1)	(11.1)	1.0
OTHER NEUROSCIENCE
US	171	200	(14.5)	(14.5)	—
Intl	457	489	(6.5)	(4.9)	(1.6)
WW	628	689	(8.9)	(7.8)	(1.1)

ONCOLOGY
US	278	206	35.0	35.0	—
Intl	833	679	22.7	21.6	1.1
WW	1,111	885	25.5	24.6	0.9
VELCADE
US	—	—	—	—	—
Intl	403	379	6.3	6.2	0.1
WW	403	379	6.3	6.2	0.1
ZYTIGA
US	235	174	35.1	35.1	—
Intl	327	221	48.0	45.1	2.9
WW	562	395	42.3	40.7	1.6
OTHER ONCOLOGY
US	43	32	34.4	34.4	—
Intl	103	79	30.4	29.2	1.2
WW	146	111	31.5	30.6	0.9
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$862	708	21.8%	21.8%	—%
Intl	516	541	(4.6)	(4.7)	0.1
WW	1,378	1,249	10.3	10.3	0.0
PROCRIT/EPREX
US	178	190	(6.3)	(6.3)	—
Intl	141	145	(2.8)	(3.4)	0.6
WW	319	335	(4.8)	(5.1)	0.3
XARELTO
US	361	189	91.0	91.0	—
Intl	—	—	—	—	—
WW	361	189	91.0	91.0	—
OTHER
US	323	329	(1.8)	(1.8)	—
Intl	375	396	(5.3)	(5.1)	(0.2)
WW	698	725	(3.7)	(3.6)	(0.1)

TOTAL PHARMACEUTICAL
US	4,613	3,377	36.6	36.6	—
Intl	3,896	3,648	6.8	6.9	(0.1)
WW	$8,509	7,025	21.1%	21.1%	0.0%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CARDIOVASCULAR CARE
US	$214	204	4.9%	4.9%	—%
Intl	353	325	8.6	8.7	(0.1)
WW	567	529	7.2	7.3	(0.1)

DIABETES CARE
US	222	259	(14.3)	(14.3)	—
Intl	336	330	1.8	1.8	0.0
WW	558	589	(5.3)	(5.3)	0.0

DIAGNOSTICS
US	232	241	(3.7)	(3.7)	—
Intl	229	242	(5.4)	(4.3)	(1.1)
WW	461	483	(4.6)	(4.1)	(0.5)

ORTHOPAEDICS
US	1,294	1,274	1.6	1.6	—
Intl	1,175	1,111	5.8	5.3	0.5
WW	2,469	2,385	3.5	3.3	0.2

SPECIALTY SURGERY/OTHER(5)
US	424	426	(0.5)	(0.5)	—
Intl	481	464	3.7	4.7	(1.0)
WW	905	890	1.7	2.2	(0.5)

SURGICAL CARE
US	551	577	(4.5)	(4.5)	—
Intl	1,024	1,011	1.3	1.9	(0.6)
WW	1,575	1,588	(0.8)	(0.4)	(0.4)

VISION CARE
US	262	262	0.0	0.0	—
Intl	445	468	(4.9)	(4.0)	(0.9)
WW	707	730	(3.2)	(2.7)	(0.5)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,199	3,243	(1.4)	(1.4)	—
Intl	4,043	3,951	2.3	2.6	(0.3)
WW	$7,242	7,194	0.7%	0.9%	(0.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$209	209	0.0%	0.0%	—%
Intl	943	941	0.2	5.5	(5.3)
WW	1,152	1,150	0.2	4.6	(4.4)

ORAL CARE
US	302	307	(1.6)	(1.6)	—
Intl	522	502	4.0	7.2	(3.2)
WW	824	809	1.9	3.9	(2.0)

OTC
US	682	644	5.9	5.9	—
Intl	1,332	1,330	0.2	1.7	(1.5)
WW	2,014	1,974	2.0	3.0	(1.0)

SKIN CARE
US	963	916	5.1	5.1	—
Intl	919	894	2.8	4.4	(1.6)
WW	1,882	1,810	4.0	4.8	(0.8)

WOMEN'S HEALTH
US	35	165	(78.8)	(78.8)	—
Intl	634	647	(2.0)	3.3	(5.3)
WW	669	812	(17.6)	(13.4)	(4.2)

WOUND CARE/OTHER
US	438	433	1.2	1.2	—
Intl	322	345	(6.7)	(5.4)	(1.3)
WW	760	778	(2.3)	(1.7)	(0.6)

TOTAL CONSUMER
US	2,629	2,674	(1.7)	(1.7)	—
Intl	4,672	4,659	0.3	3.3	(3.0)
WW	$7,301	7,333	(0.4)%	1.5%	(1.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$3,400	3,217	5.7%	5.7%	—%
Intl	1,574	1,228	28.2	31.8	(3.6)
WW	4,974	4,445	11.9	12.9	(1.0)
REMICADE
US	2,018	1,896	6.4	6.4	—
US Exports (4)	524	681	(23.1)	(23.1)	—
Intl	872	695	25.5	31.0	(5.5)
WW	3,414	3,272	4.3	5.5	(1.2)
SIMPONI/SIMPONI ARIA
US	236	181	30.4	30.4	—
Intl	305	231	32.0	34.7	(2.7)
WW	541	412	31.3	32.8	(1.5)
STELARA
US	622	459	35.5	35.5	—
Intl	362	258	40.3	39.2	1.1
WW	984	717	37.2	36.8	0.4
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	35	44	(20.5)	(14.6)	(5.9)
WW	35	44	(20.5)	(14.6)	(5.9)

INFECTIOUS DISEASES
US	1,581	497	*	*	—
Intl	1,381	1,288	7.2	6.6	0.6
WW	2,962	1,785	65.9	65.5	0.4
EDURANT
US	11	6	83.3	83.3	—
Intl	162	93	74.2	70.3	3.9
WW	173	99	74.7	71.0	3.7
INCIVO
US	—	—	—	—	—
Intl	183	334	(45.2)	(44.8)	(0.4)
WW	183	334	(45.2)	(44.8)	(0.4)
OLYSIO/SOVRIAD
US	1,016	—	*	*	—
Intl	169	—	*	*	0.0
WW	1,185	—	*	*	0.0
PREZISTA
US	453	363	24.8	24.8	—
Intl	484	439	10.3	9.6	0.7
WW	937	802	16.8	16.4	0.4
OTHER INFECTIOUS DISEASES
US	101	128	(21.1)	(21.1)	—
Intl	383	422	(9.2)	(9.0)	(0.2)
WW	484	550	(12.0)	(11.9)	(0.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,201	1,372	(12.5)%	(12.5)%	—%
Intl	2,064	2,052	0.6	2.5	(1.9)
WW	3,265	3,424	(4.6)	(3.5)	(1.1)
CONCERTA/METHYLPHENIDATE
US	63	224	(71.9)	(71.9)	—
Intl	232	247	(6.1)	(3.0)	(3.1)
WW	295	471	(37.4)	(35.8)	(1.6)
INVEGA
US	175	147	19.0	19.0	—
Intl	148	135	9.6	11.3	(1.7)
WW	323	282	14.5	15.3	(0.8)
INVEGA SUSTENNA/XEPLION
US	384	322	19.3	19.3	—
Intl	383	252	52.0	51.0	1.0
WW	767	574	33.6	33.2	0.4
RISPERDAL CONSTA
US	216	213	1.4	1.4	—
Intl	396	458	(13.5)	(13.4)	(0.1)
WW	612	671	(8.8)	(8.7)	(0.1)
OTHER NEUROSCIENCE
US	363	466	(22.1)	(22.1)	—
Intl	905	960	(5.7)	(2.4)	(3.3)
WW	1,268	1,426	(11.1)	(8.9)	(2.2)

ONCOLOGY
US	518	405	27.9	27.9	—
Intl	1,615	1,274	26.8	27.1	(0.3)
WW	2,133	1,679	27.0	27.2	(0.2)
VELCADE
US	—	—	—	—	—
Intl	811	732	10.8	12.2	(1.4)
WW	811	732	10.8	12.2	(1.4)
ZYTIGA
US	464	335	38.5	38.5	—
Intl	610	404	51.0	49.4	1.6
WW	1,074	739	45.3	44.4	0.9
OTHER ONCOLOGY
US	54	70	(22.9)	(22.9)	—
Intl	194	138	40.6	40.7	(0.1)
WW	248	208	19.2	19.2	0.0
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$1,653	1,357	21.8%	21.8%	—%
Intl	1,020	1,103	(7.5)	(6.7)	(0.8)
WW	2,673	2,460	8.7	9.0	(0.3)
PROCRIT/EPREX
US	354	423	(16.3)	(16.3)	—
Intl	275	290	(5.2)	(5.0)	(0.2)
WW	629	713	(11.8)	(11.7)	(0.1)
XARELTO
US	680	347	96.0	96.0	—
Intl	—	—	—	—	—
WW	680	347	96.0	96.0	—
OTHER
US	619	587	5.5	5.5	—
Intl	745	813	(8.4)	(7.4)	(1.0)
WW	1,364	1,400	(2.6)	(2.0)	(0.6)

TOTAL PHARMACEUTICAL
US	8,353	6,848	22.0	22.0	—
Intl	7,654	6,945	10.2	11.6	(1.4)
WW	$16,007	13,793	16.1%	16.8%	(0.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CARDIOVASCULAR CARE
US	$419	402	4.2%	4.2%	—%
Intl	689	640	7.7	9.1	(1.4)
WW	1,108	1,042	6.3	7.2	(0.9)
DIABETES CARE
US	414	542	(23.6)	(23.6)	—
Intl	656	647	1.4	2.4	(1.0)
WW	1,070	1,189	(10.0)	(9.5)	(0.5)
DIAGNOSTICS
US	456	489	(6.7)	(6.7)	—
Intl	448	471	(4.9)	(2.6)	(2.3)
WW	904	960	(5.8)	(4.7)	(1.1)
ORTHOPAEDICS
US	2,586	2,535	2.0	2.0	—
Intl	2,304	2,235	3.1	4.1	(1.0)
WW	4,890	4,770	2.5	3.0	(0.5)
SPECIALTY SURGERY /OTHER(5)
US	841	830	1.3	1.3	—
Intl	938	899	4.3	6.8	(2.5)
WW	1,779	1,729	2.9	4.2	(1.3)
SURGICAL CARE
US	1,090	1,108	(1.6)	(1.6)	—
Intl	1,993	1,988	0.3	2.1	(1.8)
WW	3,083	3,096	(0.4)	0.8	(1.2)
VISION CARE
US	548	543	0.9	0.9	—
Intl	920	927	(0.8)	2.9	(3.7)
WW	1,468	1,470	(0.1)	2.2	(2.3)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	6,354	6,449	(1.5)	(1.5)	—
Intl	7,948	7,807	1.8	3.6	(1.8)
WW	$14,302	14,256	0.3%	1.3%	(1.0)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Infection Prevention now reflected in Specialty Surgery/Other, previously reported independently